                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) March 6, 2006

                            G-III APPAREL GROUP, LTD.
             (Exact name of registrant as specified in its charter)

          DELAWARE                       0-18183                 41-1590959
(State or other jurisdiction     (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)

           512 SEVENTH AVENUE                               10018
           NEW YORK, NEW YORK                            (Zip Code)
(Address of principal executive offices)

       Registrant's telephone number, including area code: (212) 403-0500

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

      [_]   Written communications pursuant to Rule 425 under the Securities Act
            (17 CFR 230.425)

      [_]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
            (17 CFR 240.14a-12)

      [_]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
            Exchange Act (17 CFR 240.14d- 2(b))

      [_]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
            Exchange Act (17 CFR 240.13e- 4(c))

ITEM 8.01   OTHER EVENTS

      On March 6, 2006, G-III Apparel Group, Ltd. (the "Company") announced that its Board of Directors had approved a three-for-two stock split of the Company's common stock, $.01 par value per share, to be effected in the form of a stock dividend. Stockholders of record at the close of business on March 16, 2006 will be issued one additional share of the Company's common stock for every two shares of common stock they own on such date. The additional shares will be distributed on March 27, 2006. Fractional shares resulting from the stock split will be paid in cash in lieu of shares. A copy of the press release issued by the Company announcing the stock split is furnished herewith as Exhibit 99.1.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

      (d)   Exhibits.

      99.1  Press Release, dated March 6, 2006, announcing three-for-two stock split.

                                  EXHIBIT INDEX

Exhibit
  No.                               Description
-------                             -----------

99.1     Press Release, dated March 6, 2006, announcing three-for-two stock split.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        G-III APPAREL GROUP, LTD.

Date:  March 7, 2006

                                        By:     /s/Neal S Nackman
                                                ------------------------------
                                        Name:   Neal S. Nackman
                                        Title:  Chief Financial Officer